Exhibit 99.1

Darden Restaurants to Acquire Chuy’s Holdings, Inc. in Approximately $605 Million Transaction

ORLANDO, Fla. and AUSTIN, Texas (July 17, 2024) - Darden Restaurants, Inc. (“Darden”) (NYSE:DRI) and Chuy’s Holdings, Inc. (“Chuy’s”) (Nasdaq: CHUY), jointly announced today that they have entered into a definitive agreement pursuant to which Darden will acquire all of the outstanding shares of Chuy’s for $37.50 per share, in an all-cash transaction with an enterprise value of approximately $605 million. Chuy’s will complement Darden’s portfolio of iconic brands, which currently includes Olive Garden, LongHorn Steakhouse, Yard House, Ruth’s Chris Steak House, Cheddar’s Scratch Kitchen, The Capital Grille, Seasons 52, Eddie V’s and Bahama Breeze.

Founded in Austin, Texas, in 1982, Chuy’s owns and operates full-service restaurants serving a distinct menu of authentic, made-from-scratch Tex-Mex inspired dishes. Chuy’s highly flavorful and freshly prepared fare is served in a fun, eclectic and irreverent atmosphere, while each location offers a unique, “unchained” look and feel, as expressed by Chuy’s motto “If you’ve seen one Chuy’s, you’ve seen one Chuy’s!” Chuy’s had 101 restaurants in 15 states as of July 16, 2024, and in the latest twelve months ending March 31, 2024 generated total revenues over $450 million, and average annual restaurant volumes of $4.5 million.

“Chuy’s is a differentiated brand within the full-service dining industry with strong performance and growth potential,” said Darden President and CEO Rick Cardenas. “Based on our criteria for adding a brand to the Darden portfolio, we believe Chuy’s is an excellent fit that supports our winning strategy. I am excited to welcome their 7,400 team members to Darden and diversify the Darden portfolio into a new dining category.”

Steven Hislop, Chairman, CEO and President of Chuy’s, stated, “We are excited about the opportunity to join the Darden family and its portfolio of well-respected brands. Darden shares many of our same core values, particularly our operating philosophy and strong team member cultures. Together we will accelerate our business goals and bring our authentic, made-from-scratch Tex-Mex to more guests and communities.”

Highlights

•	Darden has agreed to acquire Chuy’s for $37.50 per share in cash, with a total transaction enterprise value of approximately $605 million, a 40% premium to the 60-day volume weighted average price.

•	Purchase price represents a 10.3x implied multiple of Chuy’s latest twelve months ending March 31, 2024 Transaction Adjusted EBITDA.*

•	Darden expects pre-tax net synergies of approximately $15 million by the end of its fiscal 2026.

•	Total acquisition and integration-related expenses are expected to be approximately $50 to $55 million, pre-tax.

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Expected to be neutral to Darden’s diluted net earnings per share for its fiscal 2025, excluding acquisition and integration-related expenses, and accretive by approximately 12 to 15 cents in its fiscal 2027.

•	Transaction is expected to be completed in Darden’s fiscal second quarter, subject to satisfaction of customary closing conditions.

•	The transaction has been unanimously approved by the boards of directors of both Darden and Chuy’s.

*	See the “Non-GAAP Information” below for more details, including Darden’s definition of Transaction Adjusted EBITDA and a reconciliation to Chuy’s Net Income.

Summary of the Transaction

Under the terms of the merger agreement, Darden will acquire all of the outstanding shares of Chuy’s for $37.50 per share in cash. Chuy’s board of directors unanimously approved the merger agreement with Darden and determined to recommend that Chuy’s stockholders vote to adopt the merger agreement. The definitive merger agreement includes a 30-day “go-shop” period that will allow Chuy’s to affirmatively solicit alternative proposals from interested parties.

Darden has sufficient liquidity to complete the all-cash transaction. Darden expects to continue to maintain a strong balance sheet and have sufficient capital to achieve its stated capital allocation priorities of maintaining existing restaurants, growing new restaurants and returning capital to shareholders through dividends and strategic share repurchases.

The transaction is expected to close in Darden’s fiscal second quarter subject to certain conditions set forth in the merger agreement, including the approval by a majority of Chuy’s stockholders, the expiration or termination of the applicable waiting period under the HSR Act and other customary conditions.

Advisors

BofA Securities is acting as financial advisor and Hunton Andrews Kurth LLP is acting as legal advisor to Darden. Piper Sandler is acting as financial advisor and Winston & Strawn LLP is acting as legal advisor to Chuy’s.

Investor Conference Call

Darden will host a conference call to discuss the transaction on Thursday, July 18, 2024, at 10:00 am ET. To listen to the call live, please go to https://event.choruscall.com/mediaframe/webcast.html?webcastid=17uPZVSK at least fifteen minutes early to register, download, and install any necessary audio software. Prior to the call, a slide presentation will be posted on the Investor Relations section of Darden’s website at: www.darden.com. For those who cannot access the Internet, please dial 877-407-9219. For those who cannot listen to the live broadcast, a replay will be available on the Investor Relations section of Darden’s website at: www.darden.com shortly after the call.

About Darden

Darden is a restaurant company featuring a portfolio of differentiated brands that include Olive Garden, LongHorn Steakhouse, Yard House, Ruth’s Chris Steak House, Cheddar’s Scratch Kitchen, The Capital Grille, Seasons 52, Eddie V’s and Bahama Breeze. For more information, please visit www.darden.com.

About Chuy’s

Founded in Austin, Texas in 1982, Chuy’s owns and operates full-service restaurants across 15 states serving a distinct menu of authentic, made from scratch Tex-Mex inspired dishes. Chuy’s highly flavorful and freshly prepared fare is served in a fun, eclectic and irreverent atmosphere, while each location offers a unique, “unchained” look and feel, as expressed by Chuy’s motto “If you’ve seen one Chuy’s, you’ve seen one Chuy’s!” For further information, please visit www.chuys.com.

Additional Information and Where to Find It

This communication is being made in connection with the transaction. In connection with the transaction, Chuy’s plans to file a proxy statement and certain other documents regarding the transaction with the Securities and Exchange Commission (the “SEC”). The definitive proxy statement (if and when available) will be mailed to stockholders of Chuy’s. This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. STOCKHOLDERS OF CHUY’S ARE URGED TO READ THE PROXY STATEMENT THAT WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE

TRANSACTION. Stockholders of Chuy’s will be able to obtain free copies of these documents (when available) and other documents filed with the SEC by Chuy’s through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Chuy’s will also be available to stockholders of Chuy’s free of charge on Chuy’s website at https://www.chuys.com or by written request to Chuy’s Corporate Secretary at 1623 Toomey Road, Austin, TX 78704, Attn: Corporate Secretary.

Participants in the Solicitation

Chuy’s, its directors and certain of its executive officers may be considered participants in the solicitation of proxies from Chuy’s stockholders in connection with the transaction. Information about the directors and executive officers of Chuy’s is set forth in its Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on February 29, 2024, its Amendment No. 1 to Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on April 25, 2024, its Proxy Statement for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on June 13, 2024, and in other documents filed with the SEC by Chuy’s and its officers and directors.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials in connection with the transaction to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this document, other than purely historical information, including statements relating to the acquisition of Chuy’s by Darden and any statements relating to Chuy’s business and goals and Darden’s expected operating results and balance sheet, and the assumptions upon which those statements are based, are “forward-looking statements.” These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “goal,” “may,” “will,” “should,” “could,” “potential,” “continues,” or similar expressions. Forward-looking statements are based on management’s current expectations and beliefs, as well as a number of assumptions, estimates and projections concerning future events and do not constitute guarantees of future performance. These statements are subject to risks, uncertainties, changes in circumstances, assumptions and other important factors, many of which are outside management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements.

Such forward-looking statements include those relating to the ability to complete, and the timing of completion of, the transactions contemplated by the merger agreement, including the parties’ ability to satisfy the conditions to the consummation of the merger and the other conditions set forth in the merger agreement and the possibility of any termination of the merger agreement. Actual results may differ materially from current expectations because of numerous risks and uncertainties including, among others: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) uncertainty surrounding the number of shares of Chuy’s common stock that will vote in favor of the merger; (iii) the risk of legal proceedings that may be or have been instituted related to the merger agreement, which may result in significant costs of defense, indemnification and liability; (iv) the possibility that competing offers or acquisition proposals for Chuy’s will be made; (v) the possibility that any or all of the various conditions to the consummation of the merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the merger; (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (vii) the effects of disruption from the transactions on Chuy’s business and the fact that the announcement and pendency of the transactions may make it more difficult to establish or maintain relationships with employees and business partners; (viii) Darden’s ability to realize the synergies contemplated by the proposed transaction and integrate the business of Chuy’s; (ix) changes in economic conditions, including inflation, increasing interest rates, higher unemployment, slowing growth or recession; (x) reductions in consumer discretionary income and general competition in the restaurant industry; (xi) the effect of shortages or increases in labor costs, state or local government regulations related to the sale or preparation of food, the sale of alcoholic beverages and the opening of new restaurants; (xii) risks in the markets where Chuy’s restaurants are located; and (xiii) economic, regulatory and other limitations on Chuy’s ability to pursue new restaurant openings and other organic growth opportunities. The foregoing factors should be read in conjunction with the risks and cautionary statements discussed or identified in Darden’s and Chuy’s respective public filings with the SEC from time to time, including their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Darden’s and Chuy’s stockholders are cautioned not to unduly rely on these forward-looking statements. The forward-looking statements speak only as of the date hereof and, other than as required by applicable law, Darden and Chuy’s expressly disclaim any intent or obligation to update or revise publicly these forward-looking information or statements.

Darden Contacts:

(Analysts) Courtney Aquilla, (407) 245-5054; (Media) Jessica Dinon, (407) 245-4336

Chuy’s Contact:

Jeff Priester, (332) 242-4370

Non-GAAP Information

The information in this press release includes financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”), including Transaction Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), Adjusted Restaurant-Level EBITDA, Adjusted Revenue and Restaurant-Level EBITDA Margin. Darden calculates Chuy’s Transaction Adjusted EBITDA as Chuy’s net income plus interest expense, net, income tax expense, depreciation and amortization expenses, loss on impairment and restaurant closure costs and pre-opening expenses minus an adjustment for the 53rd week in Chuy’s fiscal 2023 (the “53rd Week”). Darden calculates Chuy’s Adjusted Restaurant-Level EBITDA as Chuy’s Transaction Adjusted EBITDA plus general and administrative costs minus an adjustment for the 53rd Week, if applicable. Darden calculates Chuy’s Adjusted Revenue as revenue minus an adjustment for the 53rd Week, if applicable. Darden calculates Chuy’s Restaurant-Level EBITDA Margin as Adjusted Restaurant-Level EBITDA divided by Adjusted Revenue.

Darden calculates Chuy’s Transaction Adjusted EBITDA, Adjusted Restaurant-Level EBITDA, Adjusted Revenue and Restaurant-Level EBITDA Margin consistent with Darden’s methodologies to improve Darden’s ability to assess Chuy’s performance in relation to its own. Darden and Chuy’s believe that the presentation of Transaction Adjusted EBITDA, Adjusted Restaurant-Level EBITDA, Adjusted Revenue and Restaurant-Level EBITDA Margin for Chuy’s provides useful supplemental information that is essential to a proper understanding of the operating results of Chuy’s business. These non-GAAP performance measures should not be viewed as substitutes for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be similarly named and presented by other companies, including Chuy’s. Reconciliations of Transaction Adjusted EBITDA, Adjusted Restaurant-Level EBITDA, Adjusted Revenue and Restaurant-Level EBITDA Margin are included below.

	52 Weeks Ended March 31, 2024	52 Weeks Ended December 31, 2023	Thirteen Weeks Ended
($ Millions)			March 31, 2024	March 26, 2023
Net Income	$30.2	$31.5	$6.9	$8.2

Interest income, net	(3.1)	(3.3)	(0.6)	(0.8)
Income tax expense	5.3	5.4	0.8	0.9
Depreciation and amortization expenses	21.4	21.1	5.5	5.2

EBITDA	$53.8	$54.7	$12.6	$13.5

Loss on impairment and restaurant closure costs	5.0	5.0	0.4	0.4
Pre-Opening Expenses	2.2	2.0	0.7	0.5
53rd Week Adjustment[1]	(2.3)	(2.3)	—	—

Non-GAAP Transaction Adjusted EBITDA	$58.7	$59.4	$13.7	$14.4

General and administrative costs	30.7	31.4	7.1	7.8
53rd Week Adjustment[1]	(0.4)	(0.4)	—	—

Adjusted Restaurant-Level EBITDA	$89.0	$90.4	$20.8	$22.2

Revenue	$459.3	$461.3	$110.5	$112.5

53rd Week Adjustment[1]	(8.7)	(8.7)	—	—

Adjusted Revenue	$450.6	$452.6	$110.5	$112.5

Restaurant-Level EBITDA Margin	19.8%	20.0%	18.8%	19.7%

[1]	Represents the adjustment for the 53rd week in Chuy’s fiscal 2023.

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